UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2007

Host America Corporation
(Exact name of registrant as specified in its charter)

Colorado	0-16196	06-1168423
(State or other jurisdiction of incorporation)	Commission File Number	IRS Employer Identification Number

Two Broadway Hamden, Connecticut		06518
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 248-4100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On July 23.2007, Host America Corporation (the “Company”) closed the sale of $850,000 of subordinated secured convertible promissory notes (“Notes”) in a private placement to a limited number of accredited investors.  The Notes bear interest at the rate of 12.00% per annum, payable semi-annually on December 31 and June 30.  The Notes will mature on June 30, 2008, and the unpaid principle balance due and interest accruing on the Notes is convertible at the option of the holder into the Company’s common stock at $2.12 per share.  The offer and sale of the Notes was conducted by the officers and directors of the Company who did not receive a commission or other remuneration.

As security for the payment of the Notes and the performance by the Company its obligations, the Company assigned to the Note holders a security interest in all of its right, title and interest in the patent pending and brand name rights relating to the Company’s EnerLume-EM™ energy saving-device.

These securities were offered and sold without registration under the Securities Act of 1933 in reliance upon the exemption provided by Rule 506 of Regulation D thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.  An appropriate legend was placed on the notes issued.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.  This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 26, 2007, the Company issued a press release announcing the completion of a private offering of securities.  A copy of this press release is furnished as Exhibit 99.1 to this Report.

The information in this Item 7.01 of this Report, including the press release attached as Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 9.  Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated June 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: July 26, 2007	By: /s/ David J. Murphy
David J. Murphy
President and Chief Executive Officer

HOST AMERICA CORPORATION
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
99.1	Press Release dated June 26, 2007